Exhbit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Pawnee Leasing Corporation 3801 Automation Way, Suite 207 Fort Collins, Colorado 80525

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Pawnee Leasing Corporation (the “Company”) and RBC Capital Markets, LLC (“RBC” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of Pawnee Equipment Receivables (Series 2020-1) LLC, Asset Backed Notes.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 26, 2020, representatives of RBC, on behalf of the Company, provided us with an equipment contract listing (the “Equipment Contract Listing”) with respect to 9,539 equipment contracts.  At your instruction, we randomly selected 110 equipment contracts from the Equipment Contract Listing that indicated a “1” in the 2020-1 Selection field  (the “Sample Contracts”).

Further, on August 27, 2020, representatives of RBC, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of July 31, 2020, with respect to 4,341 equipment contracts including each of the 110 Sample Contracts (the “Statistical Data File”).

At your instruction we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File (as applicable) and indicated below.

Characteristics
1. Contract number (informational purposes only) 2. Customer name 3. Contract class 4. State 5. Residual value	6. Payment amount 7. Equipment type 8. Original loan proceeds 9. Contract month of origination

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the lease agreement, equipment finance agreement or any amendments thereto (collectively, the “Agreement”); Characteristic 5. to the “Purchase Option Addendum;” Characteristic 6. to the “Amortization Schedule” or “Extension Worksheet;” and Characteristics 7. through 9. to the Booking Worksheet or Contract Adjustment Report (collectively, the “Booking Worksheet”).

For purposes of our procedures and at your instruction:
•
with respect to our comparison of Characteristic 3., a contract class of (i) “AOR,” “$1 OUT, TRL,” “FMV,” “DISC-$1 OUT,” “DISC-TRL” or “DISC-FMV” set forth on the Statistical Data File is deemed to be “in agreement” with a contract class of “lease” derived from the Agreement and  (ii) “EFA” or “DISC EFA” set forth on the Statistical Data File are deemed to be “in agreement” with a contract class of “equipment finance” derived from the Agreement;

•
with respect to our comparison of Characteristic 4., we were instructed, by representatives of the Company, to compare the state set forth on the Statistical Data File to the state indicated within the “billing address” on the Agreement.  If the state indicated within the billing address on the Agreement did not agree to the state set forth on the Statistical Data File, we were instructed to use the state indicated within the “equipment location” on the Agreement for purposes of our comparison.  Further, with respect to our comparison of the Sample Contract in Appendix A, we observed a difference with respect to the state as set forth on the Statistical Data File when compared to the state as set forth on the Agreement.  For this Sample Contract, we were instructed to perform an additional procedure and compare the state as set forth on the Statistical Data File to the corresponding information set forth on a screen shot from the Company's servicing system (the "Servicing System Screen Shot");

•	with respect to our comparison of Characteristic 5., differences of $1.00 or less are deemed to be “in agreement;” and

•
with respect to our comparison of Characteristic 7., for those Sample Contracts comprised of multiple pieces of equipment (as determined from the Booking Worksheet), we observed whether the equipment type set forth on the Statistical Data File agreed to one of the equipment types listed on the Booking Worksheet for such Sample Contract.  Further, an equipment type of “Other” (as set forth on the Statistical Data File) is deemed to be “in agreement” with an equipment type of “refinance” as derived from the Booking Worksheet.

The equipment contract documents referred to above, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents.  In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Equipment Documents, except as indicated in Appendix B.  Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 11, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 11, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Contract:

Sample Contract number
357970

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 11, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in original loan proceeds.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 11, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Booking Worksheet

1	372500	Original loan proceeds	$170,355.36	$167,313.30

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.